Khul Morit Project - Mongolia
                              Drill Hole Summaries

K04-01 (292.8 m)

This hole was drilled to test the strong chargeability response at this location. The chargeability was explained by the presence of coarse pyrite clots associated with tourmaline alteration in the upper part of the drill hole. This anomaly should have further drill testing to the west, as this a large and strong anomaly measuring 400-500m in an east-west direction.

The tourmalinization seen in drill hole K04-01 is probably related to the areas of tourmaline brecciation (with copper) located north and west of drill hole K04-01. Copper mineralization may occur in the intervening zone between drill hole K04-01 and the area of the trench nine area drilling, located approximately 550 meters southwest of drill hole K04-01.

Anomalous values include:


    Sample No.        Interval         Width         Grade
---------------------------------------------------------------------
      183709        29.1-30.75          1.65m        0.103%  Cu
---------------------------------------------------------------------
      183718        51.0-52.80          1.8m         0.108%  Cu
---------------------------------------------------------------------
      183739        112.8-115.8         3.0m         0.129%  Cu
---------------------------------------------------------------------
      183725        67.8-70.8           3.0m         181 ppb Au
---------------------------------------------------------------------


K04-02 (229.2 m)

Drill hole K04-02 was drilled for two reasons: to cross the area of surface scattered malachite at the base of the hill of sericite-tourmaline altered rhyolite porphyry/tuff, and to direct the hole towards trench T-9. Locally, strong areas of disseminated coarse pyrite with local chalcocite/bornite was encountered in the upper portion of drill hole K04-02; associated with sericite-tourmaline alteration. Sulphide (mainly pyrite) mineralization was prevalent throughout the drill hole.

Page 2.


Anomalous copper occurs in this drill hole over a 15-metre interval from 31.8-46.8 metres. This interval contained an average grade of 0.153% copper. It is believed that this anomalous copper zone has formed as a result of its close proximity to the body of copper-bearing tourmaline breccia. Drill hole K04-02 was located near the boundary of the tourmaline breccia and was drilled away from the mineralized breccia outcrop. A copper value of 0.29% copper was returned from the 3-metre interval 73.8-76.8 metres, beyond which no further anomalous copper values were found in this drill hole. It is anticipated that the highest assay values will occur over the interval of approximately 28 to 63 m.

K04-03 (202.8 m)

Drill hole K04-03 was drilled along a similar azimuth to K04-02 to test the possibility of a north-south trend to the mineralization seen in K04-02. Mineralization was fairly weak in K04-03 and like hole K04-02, was mainly in the form of fine pyrite with possible fine associated chalcocite.

Both of these drill holes were drilled beyond (50-80 m) and away from the main area of the tourmaline breccia, where the best mineralization was encountered. These two holes are valuable in that they define the extent and grade of mineralization outside the immediate area of tourmaline brecciation.

K04-04, K04-05, K04-08

These 3 drill holes were the most significant drill holes located in the Trench Nine area. All three drill holes contained significant intervals of clast-supported tourmaline brecciation. Although this breccia has been referred to as a quartz-tourmaline breccia, the quartz component is of minor importance. The breccia zone is primarily a strongly disrupted zone of coarse angular rhyolite fragments with predominantly tourmaline matrix fills, locally with pyrite +/- associated chalcocite/bornite. Rhyolite fragments have also undergone pervasive tourmaline alteration/replacements.

K04-04 (208.8 m)

Drill hole K04-04 contained alternating zones of sericitized rhyolites and tourmaline breccias. This probably represents the variable contact zone between sulphide-bearing rhyolite breccia as it interfingers the less disrupted and less mineralized rhyolites. The drill hole traverses the southern side of the main prominent hill outcrop of tourmaline breccia.

Page 3.

Spectacular copper grades have been received for the tourmaline breccia zone at the top of drill hole K-04-04. The following table summarizes the main zone of strong copper mineralization found over the interval 25.8 to 61.8 metres.


---------------------------------------------------------------------------------------------
      Sample Number       Interval (m)        Width(m)          Copper (%)         Gold (ppb)
---------------------------------------------------------------------------------------------
         183884            25.8-28.8            3.0               0.046               <2
---------------------------------------------------------------------------------------------
          1001             28.8-31.8            3.0               0.986                4
---------------------------------------------------------------------------------------------
          1002             31.8-34.8            3.0               0.835                3
---------------------------------------------------------------------------------------------
         183885            34.8-37.8            3.0               0.704                3
---------------------------------------------------------------------------------------------
          1003             37.8-40.8            3.0               1.178                4
---------------------------------------------------------------------------------------------
          1004             40.8-43.8            3.0               0.608                2
---------------------------------------------------------------------------------------------
         183886            43.8-46.8            3.0               2.742                6
---------------------------------------------------------------------------------------------
          1005             46.8-49.8            3.0               6.599                24
---------------------------------------------------------------------------------------------
          1006             49.8-52.8            3.0               1.805                5
---------------------------------------------------------------------------------------------
          1007             52.8-55.8            3.0               3.888                10
---------------------------------------------------------------------------------------------
         183887            55.8-58.8            3.0               0.182                <2
---------------------------------------------------------------------------------------------
         183888            58.8-61.8            3.0               0.155                <2
---------------------------------------------------------------------------------------------


The weighted average across a 33 metre interval (28.8 to 61.8 m) assays 1.74% copper, which includes a higher grade section from 28.8 to 55.8 m (27 m) assaying 2.09% copper.

These are very high copper values located at near-surface levels. Copper-bearing tourmaline breccias in the area of this drill hole have only received minor investigation by diamond drilling. The main surface tourmaline breccia body has only been partially tested around its periphery. Further drilling is recommended to test the main body of tourmaline breccia, the dimensions of which remain indeterminate, but surfacly is in the order of 100 to 300 metres.

Page 4.

Anomalous copper values are associated with mineralized tourmaline breccias to a depth of 159.2 metres in this drill hole. From 85.8 to 159.2 metres important copper assay values with anomalous gold are found associated with tourmaline breccia zones. The most significant values from the lower mineralized breccia zones are listed below:

-------------------------------------------------------------------------------------------------
      Sample Number        Interval (m)          Width(m)          Copper (%)         Gold (ppb)
-------------------------------------------------------------------------------------------------
         183897              85.8-88.8            3.0                  0.165                 7
-------------------------------------------------------------------------------------------------
         139357             115.8-118.8           3.0                  1.011                15
-------------------------------------------------------------------------------------------------
         139362             130.8-133.8           3.0                  1.002                55
-------------------------------------------------------------------------------------------------
         139368             148.8-151.8           3.0                  0.447                32
-------------------------------------------------------------------------------------------------
         139371             157.8-159.2           1.4                  2.584                65
-------------------------------------------------------------------------------------------------


K04-05 (138.3 m)

Drill hole K04-05 was drilled along the periphery of, and away from the main tourmaline breccia outcrop at the Trench 9 drilling area. Significant anomalous copper is found through the upper part of the drill hole, particularly from 43 to 107 metres. Breccia occurs from surface to 80 metres in the drill hole. Sulphide mineralizion (mainly pyrite) is found throughout the breccia matrix, with a pronounced increase (5-10%) in pyrite + covellite from approximately 67 to 80 metres. Significant sulphide mineralization continues within less brecciated rocks to approximately 90 metres.

It is interesting to note that a zone of enhanced copper values occur at the contact of the tourmaline breccia with less mineralized weakly non-brecciated rhyolite tuffs. The mineralized contact zone is expressed by the 15-metre interval from 76.8 -91.8 metres, which averaged 0.2% copper.

K04-06 (140 m)
(Bluey zone)

Drill hole K04-06 was drilled to test an area of low chargeability within an enveloping shell of moderate chargeability suggested to be a pyritic halo. The hole was also drilled due to the presence of fine disseminations of azurite within silicified rhyolite tuffs.

Page 5.

The drill hole exhibited pervasive silicification with pervasive finely disseminated pyrite. Fine azurite spots or patches were present throughout the upper portion of the drill hole. Although copper mineralization could not be identified due to the fine nature of the mineralization, copper sulphides are assumed to be present with possible associated gold values. Sampled intervals returned consistently anomalous gold values varying between 19 to 66 ppb Au throughout the upper 98 m depth of the drill hole. Copper values were negligible throughout the drill hole.

K04-07 (144.0 m)

Drill hole K04-07 was the most northerly of the 6 drill holes drilled at the Trench 9 area. The hole was also drilled at the northwestern extent of the hill outcrop of tourmaline breccia. Drill hole K04-07 did not contain significant alteration or mineralization. No tourmaline brecciation was seen in this drill hole and thus helps to define the extent of mineralization in this area of the trench 9 mineral zone. The hole was drilled in attempt to define an inferred north-south trend to mineralization suggested by previous drill holes.

K04-08 (118.8 m)

Drill hole K04-08, was drilled from the K04-05 set-up and tested the contact between the tourmaline breccia and the less brecciated surrounding rhyolite tuffs.

Drill hole K04-08 intersected coarse tourmaline-rhyolite breccia from surface to 65 m depth in the drill hole. Variable concentrations of pyrite with localized associated covellite/bornite were found throughout the breccia, with increasing sulphide concentration (5-10%) found through the lower half of the breccia zone. Copper values also extend 10 to 15 metres beyond the end of the breccia zone as shown by significant copper values to 79.8 metres.

Page 6.

The following table summarizes significant copper assays received for DH K04-08. The Weighted copper grade average for the interval 55.8-70.8 m (15 m) is 0.583 % Cu.

------------------------------------------------------------------------------------------
      Sample Number       Interval (m)        Width(m)       Copper (%)        Gold (ppb)
------------------------------------------------------------------------------------------
         183487             28.8-31.8            3.0            0.216              10
------------------------------------------------------------------------------------------
         183491             40.8-43.8            3.0            0.255              10
------------------------------------------------------------------------------------------
         183496             55.8-58.8            3.0            0.558              4
------------------------------------------------------------------------------------------
         183497             58.8-61.8            3.0            1.780              71
------------------------------------------------------------------------------------------
         183499             64.8-67.8            3.0            0.203              9
------------------------------------------------------------------------------------------
         183500             67.8-70.8            3.0            0.294              22
------------------------------------------------------------------------------------------
         183652             73.8-76.8            3.0            0.115              5
------------------------------------------------------------------------------------------
         183653             76.8-79.8            3.0            0.282              12
------------------------------------------------------------------------------------------


K04-09 (112.8 m)
(Bluey zone)

K04-09 was drilled approximately 300 meters northwest of drill hole K04-06. Drill hole K04-09, like drill hole K04-06, was also drilled in an area of low chargeability surrounded by a shell of moderate (pyritic?) chargeability. Drill hole K04-09 was similar to drill hole K04-06 in that it contained silicified rhyolitic tuffs with variable concentrations of fine grained pyrite with the strongest concentrations in the upper part of the drill hole. Drill hole K04-09 contained numerous areas of fracturing, often with associated carbonate fracture fills/alteration. The area has a high potential for gold due to the presence of silicification with associated locally strong pyrite concentrations. Hole K04-09 was also drilled in the area of highly anomalous coincident gold values in both rock and soil samples.

Drill hole K04-09 returned significantly anomalous gold values. All assayed sections showed anomalous gold, with the highest values occurring with strong fine grained pyrite concentrations near surface. Over the interval 13.8 to 40.8 metres (27.0 m), gold values average 130 ppb gold or 0.13 g/t Au. Anomalous gold is also found throughout the lower part of the drill hole, with values ranging between 13 to 63 ppb Au. Although the gold values in K04-09 are not considered economic, they indicate that this area is prospective for locating increased grades of gold mineralization.

Summary

The discovery of high-grade copper and associated gold mineralization from the Khul Morit Mineral License is to be considered a new discovery of significant economic importance.

The majority of the 2004 drill program was carried out in an area that contained surface showings consisting primarily of malachite mineralization, a green copper mineral that is often found in the oxidized zone of copper deposits.

Although no occurrences of surface sulphide forms of copper mineralization were found in the main area of drilling, the lack of such mineralization has been explained by the diamond drilling program. It is apparent from the drill program that extensive surface leaching and oxidation has obliterated surface sulphide mineralization leaving only surface indicators in the form of malachite. Surface leaching extends 20 to 30 metres depth before sulphide mineralization is encountered.

Drill holes K04-04, K04-05 and K04-08 were collared within the periphery of the main body of tourmaline breccia outcrop. The strongest sulphide mineralization containing the high-grade copper values in these drill holes were found near the tops of the holes, immediately below the zone of surface leaching.

It is apparent that the tourmaline breccia is the source rock for copper mineralization and is likely related to a larger hydrothermal mineralizing process at depth. The breccia openings or matrix have provided channelways for sulphide-bearing solutions originating from the presence of an assumed blind or buried copper-gold porphyry deposit.

Drill holes K04-02, K04-03 and K04-07 were drilled in relative proximity to holes K04-04, K04-05 and K04-08. Holes 2, 3, and 7 were drilled outside and beyond the area of the tourmaline breccia zone and therefore contained considerably less mineralization than holes 4, 5, and 8.

The next stage of exploration at Khul Morit should assess the overall economic potential of the main body of tourmaline breccia. It is apparent that this is the main area of economic interest found to date. It is recommended that further diamond drilling be carried out around the periphery of the tourmaline breccia body to determine the extent of the copper mineralization within the core of the breccia as well as to determine the style and form of mineralization at greater depths.

Other areas of tourmaline breccia with associated copper are found on the Khul Morit License area. The trench 10-11 area, located 750 metres northeast of the Trench 9 drilling area returned significant copper values of up to 4960 ppm across 3 meters from rock samples collected in 2004. Another trenched tourmaline breccia zone located 250 metres northeast of the Trench 9 area, also produced anomalous copper values up to 791 ppm copper. These areas are also recommended for further exploration.

Of the two drill holes drilled on the west side of the Khul Morit License (Bluey
Zone), drill hole K04-09 was considered the most significant in terms of gold value. As this drill hole returned near-surface anomalous gold (130 ppb Au over 27 metres), its significance should be considered during future exploration of the project area. It is assumed that silicification and associated sulphide mineralization is a result of nearby intrusive rocks, which have provided the heat source for the resulting alteration and mineralizing effects. Further exploration of this area of the property should also take into account geophysical and geochemical surveys that have been carried out throughout the property area.



Respectfully Submitted:
Gregory R. Thomson, P.Geo.